UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2015

Date of reporting period:	December 1, 2014 – May 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGDEX

Putnam Global Dividend Fund

Semiannual report 5 | 31 | 15

U.S.POSTAGE
3¢
10
CENTS
THREE CENTS
4¢

A world of investing.®

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Global Dividend
Fund

Semiannual report
5 | 31 | 15

Message from the Trustees	1
Performance snapshot	2
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	10
Terms and definitions	12
Other information for shareholders	13
Financial statements	14

Consider these risks before investing: The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. There are no guarantees that a company will continue to pay dividends. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors today are weighing multiple factors, including the anticipated first interest-rate increase by the U.S. Federal Reserve in nine years and mixed economic data.

Some market participants believe a potential pullback in the economy could be in store for the United States, as recent economic data indicate a slowdown. Many others, however, believe the slight contraction in gross domestic product in the first quarter may be similar to the winter weather downturn in 2014. Meanwhile, Europe has shown some early signs of recovery in the areas of both growth and inflation, despite ongoing concerns about Greece’s fiscal situation.

For the past seven years, the Fed has undertaken unprecedented measures to stimulate the economy through bond buying and interest-rate cuts. Now, the Fed is planning to raise interest rates, likely by the end of the year. While negative for bonds, a gradual rise in interest rates could potentially be positive for stocks, indicating economic growth and possibilities for higher corporate profits.

International markets, some of which have delivered solid returns in the first several months of 2015, would also be affected by higher interest rates in the United States. You will find in the following pages an update on your fund’s performance as well as a market outlook from your fund’s portfolio manager.

During a time of shifting market environments, it is important for you to consult with your financial advisor to ensure that your portfolio matches your tolerance for risk and investment goals and to make any necessary adjustments.

Putnam’s professional managers pursue consistent strategies and have experience navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 9, 2015

Performance
snapshot

Annualized total return (%) comparison as of 5/31/15

The fund — class A shares before sales charge
Putnam Global Dividend Fund (PGDEX)
Fund's benchmark
MSCI World Index (ND)
Fund's Lipper peer group average
Global Equity Income Funds
11.03
12.71
8.97
2.93
5.70
1.30
3.15
3.38
1.72
LIFE OF FUND (since 3/18/13)
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

2     Global Dividend Fund

Interview with your fund’s portfolio manager

Darren A. Jaroch, CFA

Darren, how would you describe conditions for stock market investing during the six-month reporting period ended May 31, 2015?

During this time, stocks delivered modest returns in a somewhat turbulent environment. The period began in December 2014, the most volatile month for U.S. stocks, which declined sharply at mid-month, then quickly staged a rebound and surged to new record highs as the month — and the year — came to a close. Performance of stocks in non-U.S. markets was not as strong for 2014.

In the early months of 2015, markets remained choppy, but stocks managed to post gains overall. In January, non-U.S. markets outpaced U.S. stocks as the European Central Bank announced a monthly bond-buying program designed to stimulate the economy. As this and other similar central bank stimulus programs took effect, stock market indexes around the world reached record-high levels and economic conditions appeared to have stabilized or improved in many regions.

In the United States, the bull market for stocks marked its sixth anniversary in March, and at the close of that month, U.S. stocks posted their ninth consecutive quarterly gain, as measured by the S&P 500 Index. Despite these milestones, several issues weighed on investors’ minds, including oil price volatility, a strengthening U.S. dollar, and a weaker outlook for earnings growth for U.S. businesses.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/15. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

Global Dividend Fund     3

How did the fund perform for the six-month period?

The fund gained 3.15% for the period, underperforming its benchmark, the MSCI World Index [ND], which returned 3.38%. However, I am pleased to report that the fund’s return was solidly higher than the average return of 1.72% for funds in its Lipper peer group, Global Equity Income Funds. It is worth noting that this was a particularly difficult period for dividend-paying stocks, most of which struggled as global bond markets performed poorly.

Could you provide some examples of stocks that helped fund performance versus the benchmark during the period?

The top-performing holding for the period was Abengoa Yield, a company that owns and manages renewable energy and conventional power-transmission lines, and distributes dividends from these assets to shareholders. Also known as “yield cos,” companies like Abengoa benefited greatly from the European Central Bank’s bond-buying program.

The second-strongest contributor to relative performance was Skyworth Digital Holdings, a China-based investment holding company involved in the manufacturing and selling of consumer electronics. The company, which specializes in LED and digital “smart TVs,” has profited from strong demand from Chinese consumers seeking to upgrade their televisions. Skyworth stock also benefited from the Shanghai-Hong Kong Stock Connect program, which loosened restrictions and opened up trading between the Shanghai and Hong Kong stock exchanges, boosting performance of many stocks on both exchanges. By the close of the period, Skyworth was sold from the portfolio.

Another highlight from the period was Persimmon, a United Kingdom-based homebuilder. A number of trends have helped

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 5/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

4     Global Dividend Fund

“We may see improving economic
conditions, but the big question is
whether stock markets will go along
for the ride.”

Darren Jaroch

this stock outperform, including an improving U.K. housing market. Home prices there have been on a steady march upward after being hit hard in the global financial crisis. The pent-up demand for housing, as well as improved financing for home buyers, have been beneficial for Persimmon’s profitability.

Could you discuss some stocks that detracted from fund performance?

When reviewing stocks that performed poorly for the period, I see two themes that stand out: the sharp decline in oil prices and major headwinds for casinos in Macao, China. The top detractor from performance, casino operator SJM Holdings, reflects the difficulties endured by the gaming industry in China over the past year. Macao, once a booming, thriving gaming destination, has been pressured considerably as casino traffic slowed dramatically and revenues declined sharply. The primary cause was a crackdown on corruption by the Chinese government that discouraged many consumers, particularly high-net-worth gamblers, from visiting casinos. Slowing economic growth in China created further headwinds for casino profitability. At the same time, many casino operators worldwide were in the process of expanding into Macao or adding to existing properties, creating an unappealing supply/demand situation — many more casinos for far fewer visitors.

While SJM Holdings is not expanding in Macao, another detractor from fund performance — Wynn Resorts — is building one of the largest and most expensive new resorts there. One advantage for Wynn is that it is

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Global Dividend Fund     5

not solely focused in Macao and operates properties in other less troubled markets, including the United States. By the close of the period, Wynn Resorts had been sold from the portfolio.

The other issue that pressured stocks — collapsing oil prices — was evident in the disappointing performance of Hi-Crush Partners. Hi-Crush supplies sand for fracking, the hydraulic process for extracting oil and natural gas from wells. One year ago — at the midpoint of the previous fiscal year — this stock was among the top 10 performers for the fund. However, the energy sector has changed dramatically since then. In 2014, oil prices plummeted by 50% from June to December, trading near a five-year low by year-end. This dealt a blow to energy companies as well as those that provide supplies and services to them, such as Hi-Crush. We saw companies react very quickly to the price declines, dramatically cutting oil production activities and capital expenditure plans.

What role did derivatives play in the portfolio?

Although derivative investments were not a significant part of the portfolio, they did affect performance during the period. Specifically, forward currency contracts were used to hedge foreign exchange risk.

What is your outlook for global economies and markets?

In the second half of 2015, I believe we may see improving economic conditions in most regions of the world, but the big question for investors is whether stock markets will go along for the ride. I believe that the U.S. economy will grow more substantially in the second half of the year, and that most major global economies should also improve,

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Global Dividend Fund

despite some potential difficulties for emerging markets.

While I believe the macroeconomic picture may brighten, stock market performance may be challenged. Stocks have enjoyed a long stretch of gains and, for U.S. stocks in particular, I believe valuations are getting stretched. That is, stocks have become quite expensive, especially in certain sectors. This, combined with the likelihood of an interest-rate hike by the U.S. Federal Reserve, could lead to volatility and declines.

Thank you, Darren, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. He joined Putnam in 1999 and has been in the investment industry since 1996.

IN THE NEWS

Variation in global bond yields reflects continuing extraordinary conditions. Government bond yields* around the globe vary widely, indicating that the conditions of the post–2008 recession remain a concern for some investors. High-yielding countries include Brazil (12.39%), Greece (11.28%), and Russia (10.67%), while lower-yielding countries include the United States (2.13%), Germany (0.55%), Japan (0.39%), and Switzerland (–0.01%). Inflation, one of the factors that typically influences yields, has remained low in most regions, despite fears that quantitative easing measures undertaken by central banks would stoke price pressures. In the eurozone, the environment has been deflationary, but inflation posted a 0.3% increase in May, from a 0% reading in April. Meanwhile, in the United States, inflation has run persistently below the Fed’s goal of 2% for several years. However, market yields generally appear to reflect investor concern about the safety of their capital given the outlook for relatively low global growth and concerns about geopolitical conflicts, in the case of Russia, and the potential exit from the eurozone, in the case of Greece.

*Source: Eikon. Yield data as of May 27, 2015.

Global Dividend Fund     7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	25.92%	18.68%	23.81%	20.81%	23.86%	23.86%	24.56%	20.20%	26.59%
Annual average	11.03	8.09	10.19	8.97	10.21	10.21	10.49	8.72	11.30
1 year	2.93	–2.98	2.13	–2.73	2.16	1.19	2.41	–1.18	3.18
6 months	3.15	–2.78	2.74	–2.19	2.81	1.82	2.98	–0.62	3.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/15

	MSCI World Index (ND)	Lipper Global Equity Income Funds category average*
Life of fund	30.14%	20.93%
Annual average	12.71	8.97
1 year	5.70	1.30
6 months	3.38	1.72

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 5/31/15, there were 146, 139, and 125 funds, respectively, in this Lipper category.

8     Global Dividend Fund

Fund price and distribution information For the six-month period ended 5/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	2		2	2	2		2
Income	$0.161		$0.124	$0.121	$0.131		$0.175
Capital gains
Long-term gains	0.088		0.088	0.088	0.088		0.088
Short-term gains	0.253		0.253	0.253	0.253		0.253
Total	$0.502		$0.465	$0.462	$0.472		$0.516
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
11/30/14	$11.81	$12.53	$11.75	$11.73	$11.76	$12.19	$11.82
5/31/15	11.66	12.37	11.59	11.58	11.62	12.04	11.67
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate [1]	2.33%	2.20%	1.86%	1.69%	1.96%	1.89%	2.57%
Current 30-day SEC yield (with expense limitation) [2,3]	N/A	1.52	0.86	0.89	N/A	1.06	1.86
Current 30-day SEC yield (without expense limitation) [3]	N/A	0.74	0.04	0.08	N/A	0.27	1.03

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Global Dividend Fund     9

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Life of fund	21.66%	14.66%	19.60%	16.60%	19.56%	19.56%	20.21%	16.00%	22.38%
Annual average	8.97	6.18	8.16	6.96	8.14	8.14	8.40	6.72	9.25
1 year	–2.24	–7.87	–2.96	–7.58	–3.01	–3.94	–2.83	–6.23	–2.01
6 months	2.00	–3.87	1.61	–3.39	1.59	0.59	1.71	–1.85	2.12

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Net expenses for the fiscal year ended 11/30/14*†	1.33%	2.08%	2.08%	1.83%	1.08%
Total annual operating expenses for the fiscal year ended 11/30/14†	2.04%	2.79%	2.79%	2.54%	1.79%
Annualized expense ratio for the six-month period ended 5/31/15‡	1.29%	2.04%	2.04%	1.79%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 3/30/16.

† Other expenses are restated to reflect current fees.

‡ Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 5/31/15.

10     Global Dividend Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2014, to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.53	$10.31	$10.31	$9.06	$5.27
Ending value (after expenses)	$1,031.50	$1,027.40	$1,028.10	$1,029.80	$1,032.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2015, use the following calculation method. To find the value of your investment on December 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$6.49	$10.25	$10.25	$9.00	$5.24
Ending value (after expenses)	$1,018.50	$1,014.76	$1,014.76	$1,016.01	$1,019.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Dividend Fund     11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12     Global Dividend Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2015, Putnam employees had approximately $504,000,000 and the Trustees had approximately $143,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Dividend Fund     13

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14     Global Dividend Fund

The fund’s portfolio 5/31/15 (Unaudited)

COMMON STOCKS (94.5%)*	Shares	Value
Aerospace and defense (1.5%)
BAE Systems PLC (United Kingdom)	18,489	$145,532
United Technologies Corp.	966	113,186
		258,718
Airlines (0.7%)
Japan Airlines Co., Ltd. (Japan)	3,200	109,822
		109,822
Automobiles (2.0%)
Daimler AG (Registered Shares) (Germany)	1,528	143,117
General Motors Co.	2,900	104,313
Nissan Motor Co., Ltd. (Japan)	8,300	86,380
		333,810
Banks (3.8%)
Bank of Nova Scotia (Canada)	1,775	93,346
Bank of Queensland, Ltd. (Australia)	9,510	95,753
Commonwealth Bank of Australia (Australia)	943	60,931
JPMorgan Chase & Co.	2,965	195,038
Natixis SA (France)	13,152	98,600
Wells Fargo & Co.	1,718	96,139
		639,807
Beverages (4.6%)
Anheuser-Busch InBev NV (Belgium)	1,523	183,078
Coca-Cola Co. (The)	4,018	164,577
Coca-Cola Enterprises, Inc.	2,685	118,758
Dr. Pepper Snapple Group, Inc.	1,763	135,116
PepsiCo, Inc.	1,718	165,667
		767,196
Capital markets (2.3%)
AllianceBernstein Holding LP (Partnership shares)	3,919	122,900
Carlyle Group LP (The)	4,112	126,773
KKR & Co. LP	5,839	134,005
		383,678
Chemicals (1.7%)
BASF SE (Germany)	692	63,994
Dow Chemical Co. (The)	1,732	90,185
OCI Partners LP	5,264	91,804
Potash Corp. of Saskatchewan, Inc. (Canada)	1,167	36,737
		282,720
Commercial services and supplies (0.3%)
Edenred (France)	1,775	44,838
		44,838
Communications equipment (1.2%)
Cisco Systems, Inc.	3,614	105,926
Telefonaktiebolaget LM Ericsson (Sweden)	8,991	100,913
		206,839
Construction and engineering (0.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	2,831	91,273
		91,273
Diversified consumer services (1.1%)
H&R Block, Inc.	5,586	177,244
		177,244
Diversified financial services (0.5%)
Challenger, Ltd. (Australia)	15,492	80,983
		80,983

Global Dividend Fund     15

COMMON STOCKS (94.5%)* cont.	Shares	Value
Diversified telecommunication services (4.6%)
AT&T, Inc.	4,155	$143,514
BCE, Inc. (Canada)	3,386	148,389
CenturyLink, Inc.	1,657	55,079
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,300	90,335
Spark New Zealand, Ltd. (New Zealand)	42,089	82,473
Telstra Corp., Ltd. (Australia)	18,087	85,602
Verizon Communications, Inc.	3,334	164,833
		770,225
Electric utilities (3.1%)
Duke Energy Corp.	1,078	81,637
Exelon Corp.	5,582	188,839
FirstEnergy Corp.	2,343	83,598
NextEra Energy, Inc.	966	98,860
SSE PLC (United Kingdom)	3,003	76,420
		529,354
Electronic equipment, instruments, and components (0.7%)
Synnex Technology International Corp. (Taiwan)	79,000	116,873
		116,873
Energy equipment and services (0.7%)
Aker Solutions ASA 144A (Norway)	8,162	47,914
Transocean, Ltd. (Switzerland)	3,392	65,469
		113,383
Food and staples retail (0.4%)
Wesfarmers, Ltd. (Australia)	2,256	75,048
		75,048
Food products (2.9%)
Kraft Foods Group, Inc.	511	43,154
Nestle SA (Switzerland)	2,901	225,018
Orkla ASA (Norway)	5,519	43,250
Pinnacle Foods, Inc.	4,165	175,555
		486,977
Gas utilities (0.4%)
Tokyo Gas Co., Ltd. (Japan)	13,000	71,600
		71,600
Health-care providers and services (0.6%)
Sonic Healthcare, Ltd. (Australia)	6,766	103,327
		103,327
Hotels, restaurants, and leisure (3.3%)
Flight Centre Travel Group, Ltd. (Australia)	4,341	153,863
McDonald’s Corp.	395	37,892
OPAP SA (Greece)	11,648	113,858
SJM Holdings, Ltd. (Hong Kong)	55,000	70,360
TUI AG (Germany)	9,967	176,557
		552,530
Household durables (1.2%)
Persimmon PLC (United Kingdom)	6,490	194,617
		194,617
Household products (1.1%)
Kimberly-Clark Corp.	1,721	187,348
		187,348
Independent power and renewable electricity producers (2.3%)
Abengoa Yield PLC (Spain)	4,734	181,975
Calpine Corp. †	4,601	92,480
NextEra Energy Partners LP	2,438	115,196
		389,651

16     Global Dividend Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value
Industrial conglomerates (1.6%)
General Electric Co.	4,397	$119,906
Siemens AG (Germany)	1,433	150,745
		270,651
Insurance (3.4%)
Admiral Group PLC (United Kingdom)	3,359	76,444
Allianz SE (Germany)	709	111,159
Delta Lloyd NV (Netherlands)	6,575	114,241
SCOR SE (France)	2,264	77,580
Zurich Insurance Group AG (Switzerland)	621	198,157
		577,581
Leisure products (0.4%)
Hasbro, Inc.	1,010	72,851
		72,851
Media (2.7%)
Comcast Corp. Class A	2,593	151,587
Liberty Global PLC Ser. C (United Kingdom) †	1,537	82,614
Liberty Global PLC Ser. A (United Kingdom) †	597	34,345
RTL Group SA (Belgium)	692	62,276
Vivendi SA (France)	4,862	123,833
		454,655
Metals and mining (1.1%)
BHP Billiton PLC (Australia)	2,050	43,223
Freeport-McMoRan, Inc. (Indonesia)	1,854	36,431
Hi-Crush Partners LP (Units)	3,411	101,648
South32, Ltd. (Australia) †	2,050	3,384
		184,686
Multi-utilities (1.5%)
Ameren Corp.	1,931	77,684
Veolia Environnement SA (France)	8,381	174,110
		251,794
Multiline retail (0.1%)
Myer Holdings, Ltd. (Australia)	20,380	23,326
		23,326
Oil, gas, and consumable fuels (9.1%)
Chevron Corp.	1,477	152,131
ENI SpA (Italy)	5,113	92,040
Exxon Mobil Corp.	1,073	91,420
Gaztransport Et Technigaz SA (France)	3,063	189,163
MarkWest Energy Partners LP	1,610	104,054
Origin Energy, Ltd. (Australia)	5,211	52,564
Plains All American Pipeline LP	2,255	105,872
Royal Dutch Shell PLC Class A (United Kingdom)	8,312	246,840
Scorpio Tankers, Inc.	28,682	261,580
Total SA (France)	4,761	240,404
		1,536,068
Personal products (0.7%)
Asaleo Care, Ltd. (Australia)	75,851	114,073
		114,073
Pharmaceuticals (11.2%)
AbbVie, Inc.	3,614	240,656
AstraZeneca PLC (United Kingdom)	3,818	255,154
Bristol-Myers Squibb Co.	2,470	159,562
Eli Lilly & Co.	3,318	261,790

Global Dividend Fund     17

COMMON STOCKS (94.5%)* cont.	Shares	Value
Pharmaceuticals cont.
GlaxoSmithKline PLC (United Kingdom)	6,220	$138,179
Johnson & Johnson	1,753	175,545
Merck & Co., Inc.	1,750	106,558
Pfizer, Inc.	8,272	287,452
Sanofi (France)	1,422	139,233
Takeda Pharmaceutical Co., Ltd. (Japan)	2,700	130,867
		1,894,996
Real estate investment trusts (REITs) (5.8%)
Blackstone Mortgage Trust, Inc. Class A	2,900	87,638
Boston Properties, Inc.	1,073	139,522
CYS Investments, Inc.	4,763	42,629
Equity Lifestyle Properties, Inc.	2,040	111,772
Gaming and Leisure Properties, Inc.	4,834	176,924
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,873	79,319
Healthcare Trust of America, Inc. Class A	1,303	32,301
Hibernia REIT PLC (Ireland)	75,836	106,945
Japan Hotel REIT Investment Corp (Japan)	134	91,567
MFA Financial, Inc.	5,540	43,988
Ventas, Inc.	1,019	67,784
		980,389
Real estate management and development (0.6%)
Nexity SA (France)	2,626	105,776
		105,776
Semiconductors and semiconductor equipment (2.8%)
Intel Corp.	8,356	287,948
Maxim Integrated Products, Inc.	3,329	116,748
Texas Instruments, Inc.	1,283	71,745
		476,441
Software (1.8%)
Microsoft Corp.	6,344	297,280
		297,280
Specialty retail (0.6%)
Gap, Inc. (The)	2,578	98,815
		98,815
Technology hardware, storage, and peripherals (1.7%)
Apple, Inc.	589	76,735
Canon, Inc. (Japan)	1,900	65,585
Neopost SA (France)	1,186	56,343
Seagate Technology PLC	1,610	89,580
		288,243
Tobacco (5.0%)
Altria Group, Inc.	3,699	189,389
British American Tobacco PLC (United Kingdom)	2,680	147,685
Japan Tobacco, Inc. (Japan)	3,900	141,516
Lorillard, Inc.	1,933	140,104
Philip Morris International, Inc.	2,625	218,059
		836,753
Trading companies and distributors (1.8%)
ITOCHU Corp. (Japan)	3,900	52,569
Mitsubishi Corp. (Japan)	2,700	60,398
Mitsui & Co., Ltd. (Japan)	9,400	131,931
Rexel SA (France)	2,768	50,770
		295,668

18     Global Dividend Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value
Wireless telecommunication services (1.1%)
Vodafone Group PLC (United Kingdom)	49,238	$192,164
		192,164
Total common stocks (cost $14,767,366)		$15,920,071

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	2,247	$98,236
Total convertible preferred stocks (cost $111,154)		$98,236

SHORT-TERM INVESTMENTS (4.0%)*	Shares	Value
Putnam Short Term Investment Fund 0.07% L	667,573	$667,573
Total short-term investments (cost $667,573)		$667,573

TOTAL INVESTMENTS
Total investments (cost $15,546,093)	$16,685,880

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2014 through May 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $16,848,522.
†	This security is non-income-producing.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $24,377 to cover certain derivative contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	54.0%
United Kingdom	9.5
France	7.8
Japan	6.2
Australia	5.3
Germany	3.9
Switzerland	2.9
Canada	1.7
Spain	1.6
Belgium	1.5
Taiwan	0.7
Netherlands	0.7
Greece	0.7
Ireland	0.6
Sweden	0.6
Italy	0.6
Norway	0.6
New Zealand	0.5
Hong Kong	0.4
Indonesia	0.2
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

Global Dividend Fund     19

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $4,914,823) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	6/17/15	$226,330	$227,655	$1,325
	Japanese Yen	Sell	8/19/15	45,052	46,588	1,536
Barclays Bank PLC
	Australian Dollar	Sell	7/15/15	34,936	34,726	(210)
	Canadian Dollar	Buy	7/15/15	230,623	226,693	3,930
	Hong Kong Dollar	Buy	8/19/15	111,177	111,231	(54)
	Japanese Yen	Buy	8/19/15	223,728	231,603	(7,875)
Citibank, N.A.
	Australian Dollar	Buy	7/15/15	26,850	26,698	152
	Danish Krone	Buy	6/17/15	100,711	103,148	(2,437)
	Euro	Buy	6/17/15	36,361	35,835	526
	Japanese Yen	Buy	8/19/15	140,624	145,568	(4,944)
	Swiss Franc	Sell	6/17/15	54,292	53,566	(726)
Credit Suisse International
	Australian Dollar	Sell	7/15/15	104,426	103,839	(587)
	Euro	Buy	6/17/15	32,296	31,947	349
	New Zealand Dollar	Sell	7/15/15	105,508	110,460	4,952
	Norwegian Krone	Buy	6/17/15	106,141	106,828	(687)
	Swedish Krona	Buy	6/17/15	70,083	71,597	(1,514)
Deutsche Bank AG
	Australian Dollar	Buy	7/15/15	88,560	88,043	517
	British Pound	Sell	6/17/15	334,834	336,545	1,711
	Euro	Sell	6/17/15	468,513	481,388	12,875
Goldman Sachs International
	Australian Dollar	Sell	7/15/15	237,915	236,430	(1,485)
	Euro	Sell	6/17/15	260,017	266,063	6,046
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/15	101,680	101,032	648
	British Pound	Sell	6/17/15	11,003	11,915	912
	Canadian Dollar	Buy	7/15/15	111,856	109,989	1,867
	Euro	Sell	6/17/15	187,186	176,972	(10,214)
JPMorgan Chase Bank N.A.
	British Pound	Buy	6/17/15	40,956	41,194	(238)
	Canadian Dollar	Sell	7/15/15	54,642	53,717	(925)
	Euro	Sell	6/17/15	47,785	48,912	1,127
	Japanese Yen	Buy	8/19/15	37,660	38,987	(1,327)
	New Zealand Dollar	Buy	7/15/15	30,529	31,964	(1,435)
	Norwegian Krone	Sell	6/17/15	143,866	144,781	915

20     Global Dividend Fund

FORWARD CURRENCY CONTRACTS at 5/31/15 (aggregate face value $4,914,823) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Buy	8/19/15	$106,033	$107,735	$(1,702)
	Swedish Krona	Sell	6/17/15	7,121	7,124	3
	Swiss Franc	Buy	6/17/15	83,141	82,004	1,137
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/15/15	223,422	221,980	(1,442)
	British Pound	Buy	6/17/15	70,911	71,325	(414)
	Canadian Dollar	Buy	7/15/15	25,233	24,789	444
	Israeli Shekel	Buy	7/15/15	27,446	26,795	651
	Japanese Yen	Buy	8/19/15	27,044	27,972	(928)
	Swedish Krona	Buy	6/17/15	29,786	30,420	(634)
	Swiss Franc	Buy	6/17/15	103,048	101,258	1,790
UBS AG
	British Pound	Buy	6/17/15	225,566	225,051	515
WestPac Banking Corp.
	Canadian Dollar	Sell	7/15/15	36,401	36,185	(216)
	Euro	Sell	6/17/15	60,748	60,159	(589)
	Japanese Yen	Buy	8/19/15	54,205	56,112	(1,907)
Total						$1,438

Global Dividend Fund     21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$1,573,919	$333,929	$—
Consumer staples	2,136,758	330,637	—
Energy	1,596,887	52,564	—
Financials	2,438,980	329,234	—
Health care	1,764,129	234,194	—
Industrials	716,250	354,720	—
Information technology	1,203,218	182,458	—
Materials	467,406	—	—
Telecommunication services	703,979	258,410	—
Utilities	1,170,799	71,600	—
Total common stocks	13,772,325	2,147,746	—
Convertible preferred stocks	—	98,236	—
Short-term investments	667,573	—	—
Totals by level	$14,439,898	$2,245,982	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,438	$—
Totals by level	$—	$1,438	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

22     Global Dividend Fund

Statement of assets and liabilities 5/31/15 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $14,878,520)	$16,018,307
Affiliated issuers (identified cost $667,573) (Note 5)	667,573
Cash	97,206
Foreign currency (cost $4,431) (Note 1)	4,417
Dividends, interest and other receivables	48,033
Receivable for shares of the fund sold	3,927
Receivable for investments sold	95
Receivable from Manager (Note 2)	13,517
Unrealized appreciation on forward currency contracts (Note 1)	43,928
Prepaid assets	41,756
Foreign tax reclaim	12,827
Total assets	16,951,586
LIABILITIES
Payable for investments purchased	3,355
Payable for shares of the fund repurchased	6,919
Payable for custodian fees (Note 2)	9,482
Payable for investor servicing fees (Note 2)	4,808
Payable for Trustee compensation and expenses (Note 2)	59
Payable for administrative services (Note 2)	53
Payable for distribution fees (Note 2)	7,561
Unrealized depreciation on forward currency contracts (Note 1)	42,490
Payable for auditing and tax fees	19,153
Payable for reports to shareholders	8,022
Other accrued expenses	1,162
Total liabilities	103,064
Net assets	$16,848,522

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$15,500,764
Undistributed net investment income (Note 1)	44,115
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	164,078
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,139,565
Total — Representing net assets applicable to capital shares outstanding	$16,848,522
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund     23

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($10,086,026 divided by 865,166 shares)	$11.66
	Offering price per class A share (100/94.25 of $11.66)*	$12.37
	Net asset value and offering price per class B share ($539,229 divided by 46,512 shares)**	$11.59
	Net asset value and offering price per class C share ($3,116,443 divided by 269,155 shares)**	$11.58
	Net asset value and redemption price per class M share ($1,137,356 divided by 97,895 shares)	$11.62
	Offering price per class M share (100/96.50 of $11.62)*	$12.04
	Net asset value, offering price and redemption price per class Y share ($1,969,468 divided by 168,711 shares)	$11.67
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24     Global Dividend Fund

Statement of operations Six months ended 5/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $16,793)	$326,379
Interest (including interest income of $253 from investments in affiliated issuers) (Note 5)	253
Securities lending (Note 1)	43
Total investment income	326,675
EXPENSES
Compensation of Manager (Note 2)	49,639
Investor servicing fees (Note 2)	14,504
Custodian fees (Note 2)	12,767
Trustee compensation and expenses (Note 2)	381
Distribution fees (Note 2)	28,541
Administrative services (Note 2)	243
Reports to shareholders	9,135
Auditing and tax fees	21,143
Blue sky expense	31,582
Other	1,542
Fees waived and reimbursed by Manager (Note 2)	(61,302)
Total expenses	108,175
Expense reduction (Note 2)	(13)
Net expenses	108,162
Net investment income	218,513

Net realized gain on investments (Notes 1 and 3)	93,989
Net realized gain on foreign currency transactions (Note 1)	80,607
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(24,850)
Net unrealized depreciation of investments during the period	(9,055)
Net gain on investments	140,691
Net increase in net assets resulting from operations	$359,204

The accompanying notes are an integral part of these financial statements.

Global Dividend Fund     25

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/15*	Year ended 11/30/14
	Operations:
	Net investment income	$218,513	$421,872
	Net realized gain on investments and foreign currency transactions	174,596	446,794
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(33,905)	524,829
	Net increase in net assets resulting from operations	359,204	1,393,495
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(150,993)	(317,457)
	Class B	(4,310)	(3,523)
	Class C	(23,817)	(23,325)
	Class M	(5,445)	(4,502)
	Class Y	(35,966)	(47,643)
	Net realized short-term gain on investments
	Class A	(261,725)	—
	Class B	(6,953)	—
	Class C	(47,821)	—
	Class M	(9,490)	—
	Class Y	(59,775)	—
	From net realized long-term gain on investments
	Class A	(91,035)	—
	Class B	(2,419)	—
	Class C	(16,633)	—
	Class M	(3,301)	—
	Class Y	(20,791)	—
	Increase (decrease) from capital share transactions (Note 4)	(2,613,155)	8,704,798
	Total increase (decrease) in net assets	(2,994,425)	9,701,843
	NET ASSETS
	Beginning of period	19,842,947	10,141,104
	End of period (including undistributed net investment income of $44,115 and $46,133, respectively)	$16,848,522	$19,842,947
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

26     Global Dividend Fund

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Global Dividend Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
May 31, 2015**	$11.81	.17	.18	.35	(.16)	(.34)	(.50)	$11.66	3.15*	$10,086	.64*	1.46*	25*
November 30, 2014	11.10	.31	.71	1.02	(.31)	—	(.31)	11.81	9.28	14,015	1.33	2.67	96
November 30, 2013†	10.00	.23	.94	1.17	(.07)	—	(.07)	11.10	11.70*	9,269	.99*	2.13*	7*
Class B
May 31, 2015**	$11.75	.14	.16	.30	(.12)	(.34)	(.46)	$11.59	2.74*	$539	1.01*	1.21*	25*
November 30, 2014	11.07	.20	.72	.92	(.24)	—	(.24)	11.75	8.38	321	2.08	1.71	96
November 30, 2013†	10.00	.15	.97	1.12	(.05)	—	(.05)	11.07	11.19*	82	1.52*	1.37*	7*
Class C
May 31, 2015**	$11.73	.13	.18	.31	(.12)	(.34)	(.46)	$11.58	2.81*	$3,116	1.01*	1.16*	25*
November 30, 2014	11.05	.22	.70	.92	(.24)	—	(.24)	11.73	8.41	2,224	2.08	1.85	96
November 30, 2013†	10.00	.13	.98	1.11	(.06)	—	(.06)	11.05	11.13*	221	1.52*	1.23*	7*
Class M
May 31, 2015**	$11.76	.16	.17	.33	(.13)	(.34)	(.47)	$11.62	2.98*	$1,137	.89*	1.40*	25*
November 30, 2014	11.08	.22	.73	.95	(.27)	—	(.27)	11.76	8.64	438	1.83	1.82	96
November 30, 2013†	10.00	.18	.95	1.13	(.05)	—	(.05)	11.08	11.34*	66	1.34*	1.70*	7*
Class Y
May 31, 2015**	$11.82	.17	.20	.37	(.18)	(.34)	(.52)	$11.67	3.27*	$1,969	.51*	1.50*	25*
November 30, 2014	11.11	.33	.72	1.05	(.34)	—	(.34)	11.82	9.52	2,845	1.08	2.76	96
November 30, 2013†	10.00	.21	.98	1.19	(.08)	—	(.08)	11.11	11.92*	503	.81*	1.96*	7*

* Not annualized.

** Unaudited.

† For the period March 18, 2013 (commencement of operations) to November 30, 2013.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
May 31, 2015	0.40%
November 30, 2014	0.90
November 30, 2013	1.77

The accompanying notes are an integral part of these financial statements.

28	Global Dividend Fund	Global Dividend Fund	29

Notes to financial statements 5/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2014 through May 31, 2015.

Putnam Global Dividend Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks and other equity or convertible securities of large and midsize companies worldwide that pay or that Putnam Management expects to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. The fund invests mainly in developed countries, but may invest in emerging markets. Value stocks are those that Putnam Management believes are currently undervalued by the market and that Putnam Management believes may produce attractive levels of dividend income. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

30     Global Dividend Fund

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

Global Dividend Fund     31

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $24,115 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal

32     Global Dividend Fund

Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $15,608,464, resulting in gross unrealized appreciation and depreciation of $1,718,425 and $641,009, respectively, or net unrealized appreciation of $1,077,416.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, the applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI World Index (Net Dividends) over the performance period. The maximum annualized performance adjustment rate is +/–0.15%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee

Global Dividend Fund     33

adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.342% of the fund’s average net assets before a decrease of $3,420 (0.022% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2017, to the extent that the total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, any upward or downward adjustments to the fund’s base management fee and acquired fund fees and expenses) would not exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through March 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $61,302 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s

34     Global Dividend Fund

average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,215
Class B	398
Class C	2,200
Class M	595
Class Y	2,096
Total	$14,504

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $13 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,270
Class B	2,148
Class C	11,704
Class M	2,419
Total	$28,541

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,876 and $170 from the sale of class A and class M shares, respectively, and received no monies and $35 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,755,291	$6,974,250
U.S. government securities (Long-term)	—	—
Total	$3,755,291	$6,974,250

Global Dividend Fund     35

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/15		Year ended 11/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	189,294	$2,176,638	1,518,654	$17,852,436
Shares issued in connection with reinvestment of distributions	44,007	495,373	19,358	227,063
	233,301	2,672,011	1,538,012	18,079,499
Shares repurchased	(555,317)	(6,313,796)	(1,185,634)	(14,181,675)
Net increase (decrease)	(322,016)	$(3,641,785)	352,378	$3,897,824

	Six months ended 5/31/15		Year ended 11/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	18,905	$216,826	29,409	$342,940
Shares issued in connection with reinvestment of distributions	1,218	13,682	302	3,505
	20,123	230,508	29,711	346,445
Shares repurchased	(911)	(10,635)	(9,807)	(112,622)
Net increase	19,212	$219,873	19,904	$233,823

	Six months ended 5/31/15		Year ended 11/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	92,573	$1,070,849	177,747	$2,021,244
Shares issued in connection with reinvestment of distributions	7,883	88,271	2,000	23,325
	100,456	1,159,120	179,747	2,044,569
Shares repurchased	(20,916)	(236,326)	(10,131)	(116,818)
Net increase	79,540	$922,794	169,616	$1,927,751

	Six months ended 5/31/15		Year ended 11/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	60,197	$695,508	45,355	$539,534
Shares issued in connection with reinvestment of distributions	1,622	18,236	362	4,233
	61,819	713,744	45,717	543,767
Shares repurchased	(1,192)	(13,778)	(14,444)	(168,742)
Net increase	60,627	$699,966	31,273	$375,025

	Six months ended 5/31/15		Year ended 11/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	25,622	$294,365	247,760	$2,880,485
Shares issued in connection with reinvestment of distributions	10,332	116,394	4,050	47,609
	35,954	410,759	251,810	2,928,094
Shares repurchased	(107,932)	(1,224,762)	(56,394)	(657,719)
Net increase (decrease)	(71,978)	$(814,003)	195,416	$2,270,375

36     Global Dividend Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$715,609	$4,059,834	$4,107,870	$253	$667,573

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$6,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$43,928	Payables	$42,490
Total		$43,928		$42,490

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$80,837	$80,837
Total	$80,837	$80,837

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(25,130)	$(25,130)
Total	$(25,130)	$(25,130)

Global Dividend Fund     37

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$2,861	$3,930	$678	$5,301	$15,103	$6,046	$3,427	$3,182	$2,885	$515	$—	$43,928
Total Assets	$2,861	$3,930	$678	$5,301	$15,103	$6,046	$3,427	$3,182	$2,885	$515	$—	$43,928
Liabilities:
Forward currency contracts#	$—	$8,139	$8,107	$2,788	$—	$1,485	$10,214	$5,627	$3,418	$—	$2,712	$42,490
Total Liabilities	$—	$8,139	$8,107	$2,788	$—	$1,485	$10,214	$5,627	$3,418	$—	$2,712	$42,490
Total Financial and Derivative Net Assets	$2,861	$(4,209)	$(7,429)	$2,513	$15,103	$4,561	$(6,787)	$(2,445)	$(533)	$515	$(2,712)	$1,438
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$2,861	$(4,209)	$(7,429)	$2,513	$15,103	$4,561	$(6,787)	$(2,445)	$(533)	$515	$(2,712)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

38	Global Dividend Fund	Global Dividend Fund	39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

40     Global Dividend Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Dividend Fund     41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42     Global Dividend Fund

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Dividend Fund     43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor
The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

44     Global Dividend Fund

This report is for the information of shareholders of Putnam Global Dividend Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA121
295069 7/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 29, 2015